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                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.


                                    FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported) SEPTEMBER 4, 1997
                                                    -----------------

                         SEAMAN FURNITURE COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       0-21226                                           11-2751205
- --------------------------                  ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 300 CROSSWAYS PARK DRIVE, WOODBURY, NY  11797
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               (Address of Principal Executive Offices)    (Zip Code)

                                 (516) 496-9560
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              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.   OTHER EVENTS.
          ------------

          On September 4, 1997, Seaman Furniture Company, Inc. (the "Company") and SFC Merger Company ("Newco"), a Delaware corporation owned by the majority stockholders of the Company, M.D. Sass Associates, Inc., T. Rowe Price Recovery Fund, L.P. and Carl Marks Management Co., L.P., executed an amendment (the "Amendment") to the Agreement and Plan of Merger (the "Merger Agreement") dated as of August 13, 1997 by and between the Company and Newco.

          The Amendment amends Section 3.1 of the Merger Agreement which governs the treatment of employee stock options to purchase the Company's common stock, par value $0.01 per share. In addition, the forms of each of the certificate of incorporation and by-laws for the surviving company in the merger, which are annexed as exhibits to the Merger Agreement, were also amended.

          The description contained herein of the amendment to the Merger Agreement is qualified in its entirety by reference to the Amendment to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          -----------------------------------------
          INFORMATION AND EXHIBITS.
          ------------------------

     (a)  Financial Statement of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          The following exhibits are filed herewith:

          2.1 Amendment to the Agreement and Plan of Merger by and between SFC Merger Company and Seaman Furniture Company, Inc., dated September 4, 1997.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SEAMAN FURNITURE COMPANY, INC.



                              /s/ Alan Rosenberg
                              -------------------------------------
                              Alan Rosenberg
                              President and Chief Executive Officer

Date: September 4, 1997
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                                 EXHIBIT INDEX
                                 -------------



Exhibit
Number                                    Description
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2.1                      Amendment to the Agreement and Plan of Merger by and
                         between SFC Merger Company and Seaman Furniture Company, Inc., dated as of September 4, 1997